UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2024

Carlyle Credit Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	814-01248	81-5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 1.01 – Entry into a Material Definitive Agreement.
On October 18, 2024, Carlyle Credit Solutions SPV 2 LLC (the “SPV2”), a wholly owned subsidiary of Carlyle Credit Solutions, Inc. (the “Company”), as a borrower, entered into an amendment (the “Amendment”) to the loan and security agreement, dated as of May 13, 2020 as previously amended from time to time (the “Existing SPV2 Credit Facility” and as amended by the Amendment, the “SPV2 Credit Facility”). Capitalized terms used but not defined herein have the meanings set forth in the SPV2 Credit Facility. Among other things, the Amendment:
•reduced the Minimum Usage Amount to be equal 10% of the Maximum Facility Amount for the period from October 18, 2024 through January 18, 2025, which will subsequently increase over time to a Minimum Usage Amount equal to 60% of the Maximum Facility Amount effective on October 18, 2025, which thereafter remains constant through the last day of the Revolving Period.
•extended the end of the revolving period from March 7, 2025 to March 7, 2027 and extended the maturity date from March 7, 2030 to March 7, 2032.
The description above is only a summary of the material provisions of the Amendment is qualified in its entirety by reference to the copy of the Amendment, which is filed as exhibit 10.1 hereto and incorporated herein by reference.
Item 2.03 – Creation of Direct Financial Obligation.
The disclosure set forth above under Item 1.01 is incorporated by reference herein.
Item 9.01 – Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

10.1
Amended and Restated Loan and Servicing Agreement, dated as of May 13, 2020 and Conformed through Amendment No. 6 dated as of October 18, 2024, among Carlyle Credit Solutions, Inc. (formerly known as TCG BDC II, Inc.) Carlyle Credit Solutions SPV 2 LLC (formerly known as TCG BDC II SPV2 LLC), as borrower, the lenders from time to time party thereto, and U.S. Bank National Association as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Filed herewith

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Credit Solutions, Inc.

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Secretary

Date: October 23, 2024